MERRILL LYNCH RETIREMENT PLUSSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A
 MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

Supplement Dated June 8, 2026
to the
Prospectus dated May 1, 2026
and the
Updating Summary Prospectus dated May 1, 2026

Effective immediately, the Appendix - Investment Options Available Under the Policy has been revised to reflect the following information:

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
To seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.	BlackRock Managed Volatility V.I. Fund - Class I* Advised by: BlackRock Advisors, LLC; Sub-Advised by: BlackRock International Limited	1.06%	5.98%	5.54%	4.09%

*Please note that this fund was closed to new investments effective December 6, 1996.

This Supplement updates certain information in the above referenced Prospectus (the ‘‘Prospectus’’) and the Updating Summary Prospectus. Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.
Please read this Supplement carefully and retain it for future reference.